Exhibit 32

CERTIFICATION
PURSUANT TO 18 U.S.C. SECTION 1350
AS ADDED BY
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-KSB/A of Diapulse Corporation of America (the “Company”) for the period ended December 31, 2006, as filed with the Securities and Exchange Commission (the “Report”), the undersigned, being the Chief Executive Officer and Principal Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as added by Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 27, 2007	/s/ David M. Ross
David M. Ross President (Chief Executive Officer and Principal Financial Officer)

A signed original of this written statement required by Section 906 has been provided to Diapulse Corporation of America and will be retained by Diapulse Corporation of America and furnished to the Securities and Exchange Commission or its staff upon request.